SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 3, 2002

(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	95-2557091
(State or Incorporation)	(I.R.S. Employer Identification No.)

3820 State Street

Santa Barbara, California 93105

(Address of principal executive offices, including zip code)

(805) 563-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 7.          Financial Statements And Exhibits.

(c)	Exhibits

	99.1	Slides that will be used by the Company’s executives in presentations to investors on December 3 and 4, 2002.

	99.2	Press Release dated December 3, 2002, “Tenet Discusses New Pricing Philosophy.”

ITEM 9.          Regulation FD Disclosure.

                On December 3 and 4, 2002, Tenet Healthcare Corporation (“Tenet”) will make presentations regarding its review of past pricing strategies, its new pricing philosophy and its revised earnings guidance for fiscal years 2003 and 2004.  In order to provide all investors with substantially the same information as that provided in the presentations, Tenet has made the presentations available by simultaneous webcast and on its web site and is attaching as Exhibit 99.1 hereto a copy of the slides that will be used in the presentations.  In addition, on December 3, 2002, Tenet issued a press release regarding its revised earnings guidance for fiscal years 2003 and 2004.  A copy of that press release is attached as Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ STEPHEN D. FARBER
Stephen D. Farber
Chief Financial Officer

Date:  December 3, 2002

EXHIBIT INDEX

99.1	Slides that will be used by the Company’s executives in presentations to investors on December 3 and 4, 2002.

99.2	Press Release dated December 3, 2002, “Tenet Discusses New Pricing Philosophy.”